UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 13, 2024

Date of Report (date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	LVLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2024, the wholly-owned subsidiaries of Lulu’s Fashion Lounge Holdings, Inc. (“Lulus” or the “Company”) entered into a Third Amendment (the “Amendment”) to that certain Credit Agreement dated as of November 15, 2021 (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced and replaced from time to time, the “Credit Agreement”) with Bank of America, N.A. (“BoA”), as administrative agent and the lenders party thereto. The Amendment provides a limited waiver to the provision under the Credit Agreement that requires the Company to comply with the financial covenants for the period of four fiscal quarters ended on or about September 30, 2024.

Pursuant to the Amendment, the Company will be required to, among other things, not permit unrestricted cash and cash equivalents as determined on a consolidated basis and tested weekly to be less than certain specified minimum amounts. The Amendment also requires the payment of certain consent fees and increases the interest rates payable under the Credit Agreement for periods commencing on or after December 13, 2024 and February 1, 2025, respectively, as follows: (a) in the case of Base Rate Loans, the Base Rate plus (i) 3.25% commencing on December 13, 2024 and (ii) 4.00% commencing on February 1, 2025 (increased from a margin of 2.75%), (b) in the case of Term SOFR Loans, Term SOFR (subject to a credit spread adjustment of 10 basis points) plus (i) 4.25% commencing on December 13, 2024 and (ii) 5.00% commencing on February 1, 2025 (increased from a margin of 3.75%), and (c) the Letter of Credit Fee of (i) 4.25% commencing on December 13, 2024 and (ii) 5.00% commencing on February 1, 2025 (increased from 3.75%) (all capitalized terms used herein are defined in the Credit Agreement).

The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement, dated as of December 13, 2024, among Lulu’s Fashion Lounge, LLC, Lulu’s Fashion Lounge Parent, LLC, Bank of America, N.A and the lenders party thereto.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2024		Lulu’s Fashion Lounge Holdings, Inc.

	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer